LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

COLLECTION PERIOD:                  SEPTEMBER 1-30, 2005*             PAYMENT DATE:    OCT 17 2005
DETERMINATION DATE:                 OCT 11 2005                       REPORT BRANCH:   2052
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                                                                                                                         OVERCOLLAT-
INITIAL DEAL                                TOTAL         CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4     ERALIZATION
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Class Percentages                             100.00%          17.00%           34.29%          18.14%           30.57%     0.00%
Initial Pool Balance                    262,286,400.45  44,588,688.08    89,926,765.87   47,586,246.94    80,184,699.57     0.00
Prefunding                               87,713,599.55  14,911,311.92    30,073,234.13   15,913,753.06    26,815,300.43     0.00
Total Balance                           350,000,000.00  59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00     0.00
Note Balance Total                      350,000,000.00  59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00
Number of Contracts                            12,937
Class Pass Through Rates                                       3.970%           4.325%          4.406%           4.522%
Servicing Fee Rate                           1.75000%
Indenture Trustee Fee                        0.00300%
Custodian Fee                                0.02000%
Backup Servicer Fee                          0.02000%
Insurance Premium Fee                        0.20000%
Class C Certificate Rate                     5.25000%

Initial Weighted Average APR                 11.3696%
Initial Weighted Average Monthly Dealer
       Participation Fee Rate                  0.000%
Initial Weighted Average Adjusted APR
       (net of Monthly Dealer
       Participation) of Remaining
       Portfolio                             11.3696%
Initial Weighted Average Remaining Term         66.64
Initial Weighted Average Original Term          68.42
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CURRENT MONTH CERTIFICATE                                                                                                OVERCOLLAT-
      BALANCES                              TOTAL         CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4     ERALIZATION
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BOP:
Prior Month Pool Balance               262,286,400.45   44,588,688.08    89,926,765.87   47,586,246.94    80,184,699.57     0.00
Prefunding Pool Balance                 87,713,599.55   14,911,311.92    30,073,234.13   15,913,753.06    26,815,300.43     0.00
Total Pool Balance                     350,000,000.00   59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00     0.00
Total Note Balance                     350,000,000.00   59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00

EOP:
Number of Current Month Closed
       Contracts                                    0
Number of Reopened Loans                         0.00
Number of Contracts - EOP                      12,937
Pool Balance  -  EOP                   260,160,073.22   42,462,360.85    89,926,765.87   47,586,246.94    80,184,699.57     0.00
Prefunding Pool Balance                 87,713,599.55   14,911,311.92    30,073,234.13   15,913,753.06    26,815,300.43     0.00
Total Pool Balance  -  EOP             347,873,672.77   57,373,672.77   120,000,000.00   63,500,000.00   107,000,000.00     0.00
Total Note Balance - EOP               347,873,672.77   57,373,672.77   120,000,000.00   63,500,000.00   107,000,000.00

Class Collateral Pool Factors              0.99392478      0.96426341       1.00000000      1.00000000       1.00000000

Weighted Average APR of Remaining
       Portfolio                            11.36960%
Weighted Average Monthly Dealer
       Participation Fee Rate                0.00000%
Weighted Average Adjusted APR (net
      of Monthly Dealer Participation)
      of Remaining Portfolio                11.36960%
Weighted Average Remaining Term                 66.64
Weighted Average Original Term                  68.42

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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TOTAL DISTRIBUTION AMOUNT                                                                                                 CONTRACTS
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   Monthly Payments:                Principal                                                  2,126,327.23
                                    Interest**                                                   247,125.63
   Early Payoffs:                   Principal Collected                                                0.00
                                    Early Payoff Excess Servicing Compensation                         0.00
                                    Early Payoff Principal Net of Rule of 78s Adj.                     0.00                   0
                                    Interest                                                           0.00
   Liquidated Receivable:           Principal Collected                                                0.00
                                    Liquidated Receivable Excess Servicing Compensation                0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.            0.00                   0
                                    Interest                                                           0.00
   Purchase Amount:                 Principal                                                          0.00                   0
                                    Interest                                                           0.00
                                                      Total Principal                          2,126,327.23
                                                      Total Interest                             247,125.63
                                                      Total Principal and Interest             2,373,452.86
   Recoveries                                                                                          0.00
   Excess Servicing Compensation                                                                       0.00
   Late Fees & Miscellaneous Fees                                                                      0.00
   Collection Account Customer Cash                                                            2,373,452.86
   ADDITIONAL COLLECTION ACCOUNT CASH:
   Collection Account Investment Income                                                                0.00
   Prefunding Account Investment Income                                                                0.00
   Mandatory Special Redemption                                                                        0.00
   Available Funds                                                                             2,373,452.86

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                                                                                               DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION                                                                                      AMOUNT         DEFICIENCY CLAIM
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                                                                                               2,373,452.86
Monthly Dealer Participation Fee                                                  0.00         2,373,452.86            0.00
Prior Unpaid Dealer Participation Fee                                             0.00         2,373,452.86
Servicing Fees:                        Current Month Servicing Fee                0.00
                                       Prior Period Unpaid Servicing Fee          0.00
                                       Late Fees & Miscellaneous Fees             0.00
                                       Excess Servicing Compensation              0.00
                                                         Total Servicing Fees:    0.00         2,373,452.86            0.00
Indenture Trustee Fee                                                           116.67         2,373,336.19            0.00
Custodian Fee                                                                     0.00         2,373,336.19            0.00
Backup Servicer Fee                                                               0.00         2,373,336.19            0.00
Prior Unpaid Indenture Trustee Fee                                                0.00         2,373,336.19            0.00
Prior Unpaid Custodian Fee                                                        0.00         2,373,336.19            0.00
Prior Unpaid Backup Servicer Fee                                                  0.00         2,373,336.19            0.00
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                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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                                                                                             DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                          AMOUNT         DEFICIENCY CLAIM
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Class A-1 Note Interest:               Current Month                           39,369.17     2,333,967.02            0.00
                                       Prior Carryover Shortfall                    0.00     2,333,967.02
Class A-2 Note Interest:               Current Month                           57,666.67     2,276,300.35            0.00
                                       Prior Carryover Shortfall                    0.00     2,276,300.35
Class A-3 Note Interest:               Current Month                           31,086.78     2,245,213.57            0.00
                                       Prior Carryover Shortfall                    0.00     2,245,213.57
Class A-4 Note Interest:               Current Month                           53,761.56     2,191,452.01            0.00
                                       Prior Carryover Shortfall                    0.00     2,191,452.01
Principal Payment Amount:              Current Month                        2,126,327.23        65,124.78            0.00
                                       Prior Carryover Shortfall                    0.00        65,124.78
Certificate Insurer:                   Reimbursement Obligations                    0.00        65,124.78            0.00
                                       Premium                                 57,978.95         7,145.83            0.00
Class C Interest Payment Amount
                                       Current Month                            7,145.83             0.00            0.00
                                       Prior Carryover Shortfall                    0.00             0.00            0.00
Supplemental Enhancement Account                         Reimbursement              0.00             0.00            0.00
Expenses:                              Trust Collateral Agent                       0.00             0.00            0.00
                                       Indenture Trustee                            0.00             0.00            0.00
                                       Backup Servicer                              0.00             0.00            0.00
                                       Custodian                                    0.00             0.00            0.00
Distribution to (from) the Spread Account                                           0.00             0.00
Distribution (from) the Supplemental Enhancement Account                            0.00             0.00

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LIQUIDATED RECEIVABLES
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                                                                                                       Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                                Balance       Units
      BOP Liquidated Receivable Principal Balance         0.00    BOP Cram Down loss Balance               0.00         0.00
      Current Month Cram Down Loss                        0.00    Current Month Cram Down Loss             0.00         0.00
      Liquidation Principal Proceeds                      0.00
      Principal Loss                                      0.00
      Prior Month Cumulative Principal Loss LTD           0.00
      Cumulative Principal Loss LTD                       0.00    Cumulative Cram Down Loss                0.00         0.00

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:                       # OF CONTRACTS            AMOUNT              % OF TOTAL POOL
                                                                                             BALANCE
      Current                                     11,724        237,864,367.63                91.43%
      1-29 Days                                    1,213         22,295,705.59                 8.57%
      30-59 Days                                       0                     -                 0.00%
      60-89 Days                                       0                     -                 0.00%
      90-119 Days                                      0                     -                 0.00%
      120 Days or More                                 0                     -                 0.00%
                                 Total            12,937        260,160,073.22               100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                            Trigger          Trigger           Event of Default         Event of
                                     Current Month         Threshold          Event               Threshold              Default

Average Delinquency Ratio               0.00000%             5.25%              NO                   7.25%                  NO
Cumulative Default Rate                    0.00%             1.79%              NO                   2.08%                  NO
Cumulative Loss Rate                       0.00%             0.90%              NO                   1.15%                  NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                  CERTIFICATE INVENTORY                                                RECOVERY INVENTORY
                                     # OF CONTRACTS         AMOUNT *                                     # OF CONTRACTS    AMOUNT *
Prior Month Inventory                       0                 0.00              Prior Month Inventory           0            0.00
Repurchased                                 0                 0.00                        Repurchased           0            0.00
Adjusted Prior Month Inventory              0                 0.00     Adjusted Prior Month Inventory           0            0.00
Current Month Repos                         0                 0.00                Current Month Repos           0            0.00
Repos Actually Liquidated                   0                 0.00       Repos from Trust Liquidation           0            0.00
Repos Liquidated at 60+ or 150+             0                 0.00          Repos Actually Liquidated           0            0.00
Dealer Payoff                               0                 0.00                      Dealer Payoff           0            0.00
Redeemed / Cured                            0                 0.00                   Redeemed / Cured           0            0.00
Purchased Repos                             0                 0.00                    Purchased Repos           0            0.00
Current Month Inventory                     0                 0.00            Current Month Inventory           0            0.00

                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                     # OF CONTRACTS          AMOUNT
Current Month Balance                       0                 0.00
Cumulative Balance                          0                 0.00
Current Month Proceeds                                        0.00
Cumulative Proceeds                                           0.00
Current Month Recoveries                                      0.00
Cumulative Recoveries                                         0.00

                                                         RECEIVABLES LIQUIDATED AT 150 OR
                                                         MORE DAYS DELINQUENT, 60 OR MORE
                                                         DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES
                                                         AND BY ELECTION:                             LIQUIDATED AT 150+ AND 60+:
                                                            Balance            Units                     Balance         Units
Prior Month                                                   0.00               0                         0.00              0
Current Trust Liquidation Balance                             0.00               0                         0.00              0
Current Monthly Principal Payments                            0.00
Cram Down Loss                                                0.00
Reopened Loan Due to NSF                                      0.00               0
Current Repurchases                                           0.00               0
Current Recovery Sale Proceeds                                0.00               0
Deficiency Balance of Sold Vehicles                           0.00
EOP                                                           0.00               0                         0.00              0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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      SPREAD ACCOUNT RECONCILIATION

                                                                                     REQUISITE AMOUNT:       3,278,580.00
Initial Deposit                                                    3,278,580.00
BOP Balance                                                                   -
Subsequent Transfer Required Deposit                               3,278,580.00
Remaining Distribution Amount                                              0.00
Investment Income                                                          0.00
Current Month Draw                                                         0.00
EOP Balance Prior to Distribution                                  3,278,580.00

Spread Account Release Amount                                                 -

EOP Balance                                                        3,278,580.00

Class A Principal Payment Amount                                              -
Class C Supplemental Interest and Carryover Shortfall                      0.00
Class R Certificateholder Distribution                                     0.00

      CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                     12,250,000.00
BOP Balance                                                                0.00
Supplemental Enhancement Account Deposit                          12,250,000.00
Current Month Draw                                                         0.00
Supplemental Enhancement Account Investment Earnings                       0.00
Supplemental Enhancement Account Investment Earnings Amount to
      Class C Certificateholder                                            0.00
Class C Supplemental Enhancement Amount Before Release            12,250,000.00

Supplemental Enhancement Account Release Amount                            0.00

EOP Balance                                                       12,250,000.00

OVERCOLLATERALIZATION AMOUNT                                               0.00

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                            15,528,580.00                  5.97%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                 26,016,007.32                 10.00%

      PREFUNDING ACCOUNT RECONCILIATION

      Initial Deposit                                             87,713,599.55
      BOP Balance                                                 87,713,599.55
      Subsequent Transfer                                                  0.00
      Investment Income Earned                                             0.00
      Investment Income Deposited to Note Account                          0.00
      Mandatory Special Redemption                                         0.00
      Remaining Prefunding Balance                                                       87,713,599.55
      Undistributed Investment Income                                                             0.00
      EOP Balance Before Release to Servicer                                             87,713,599.55
      Prefunding Account Balance Released to Servicer                      0.00
      EOP Balance                                                 87,713,599.55

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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     CUMULATIVE LOSS:                                        CUMULATIVE GROSS DEFAULT:
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     UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
           3              0.90%               1.15%               3               1.79%              2.08%
           6              1.79%               2.10%               6               3.58%              3.81%
           9              2.24%               2.67%               9               4.26%              4.85%
          12              3.58%               3.81%              12               6.72%              6.92%
          15              4.07%               4.33%              15               7.74%              7.87%
          18              4.89%               5.19%              18               9.78%              9.44%
          21              5.33%               6.06%              21              10.26%             11.02%
          24              5.91%               6.58%              24              10.74%             11.96%
          27              6.29%               7.10%              27              11.43%             12.91%
          30              6.86%               7.61%              30              12.47%             13.84%
          33              7.24%               8.14%              33              13.16%             14.79%
          36              7.62%               8.48%              36              13.85%             15.42%
          39              7.81%               8.65%              39              14.20%             15.73%
          42              8.00%               9.00%              42              14.54%             16.36%
          45              8.00%               9.00%              45              14.54%             16.36%
          48              8.00%               9.00%              48              14.54%             16.36%
          51              8.00%               9.00%              51              14.54%             16.36%
          54              8.00%               9.00%              54              14.54%             16.36%
          57              8.00%               9.00%              57              14.54%             16.36%
          60              8.00%               9.00%              60              14.54%             16.36%
          63              8.00%               9.00%              63              14.54%             16.36%
          66              8.00%               9.00%              66              14.54%             16.36%
          69              8.00%               9.00%              69              14.54%             16.36%
          72              8.00%               9.00%              72              14.54%             16.36%
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AVERAGE DELINQUENCY RATIO:
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    UP TO MONTH        TRIGGER EVENT        EVENT OF DEFAULT
         12                5.25%                  7.25%
         24                6.25%                  8.25%
         72                7.25%                  9.25%
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 * Collections defined as Principal Collections for September 1-30, 2005
** Interest Collections for October Period per FSA waiver

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2005 and were performed in conformity with the Sale and Servicing Agreement dated October 1,
2005.

/s/ Maureen E. Morley
---------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7